UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 _____________________________________________________________________________________
FORM 8-K
 _____________________________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
April 23, 2020
 _____________________________________________________________________________________
GREENHILL & CO., INC.
(Exact name of registrant as specified in its charter)

_____________________________________________________________________________________
Commission File Number: 001-32147

Delaware	51-0500737
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

300 Park Avenue New York, New York	10022 (ZIP Code)
(Address of principal executive offices)
Registrant’s telephone number, including area code: (212) 389-1500
Former name or former address, if changed since last report: NOT APPLICABLE
 _____________________________________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act
Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.01 per share	GHL	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a) Greenhill & Co., Inc. (“Greenhill”) held its annual meeting of stockholders on April 23, 2020 (the “Annual Meeting”).
(b) At the Annual Meeting, Greenhill’s stockholders voted on (1) the election of directors, (2) an advisory vote to approve Greenhill’s named executive officer compensation, (3) the ratification of the selection of Ernst & Young LLP as Greenhill’s independent auditors for the fiscal year ending December 31, 2020 and (4) a stockholder proposal for shareholder proxy access.
The votes cast by the holders of Greenhill’s common stock on each of the foregoing proposals were as follows:
Proposal 1 – Election of directors.
Greenhill’s stockholders elected the following six directors to each serve a one-year term. The final tabulation of votes with respect to each nominee for office was as follows:

Nominee	For	Withheld	Broker Non-Votes
Scott L. Bok	14,754,970	406,939	2,459,418
Robert F. Greenhill	14,828,675	333,234	2,459,418
Steven F. Goldstone	14,791,702	370,207	2,459,418
Meryl D. Hartzband	15,060,950	100,959	2,459,418
John D. Liu	14,905,831	255,878	2,459,418
Karen P. Robards	14,931,251	230,658	2,459,418
Proposal 2 — Advisory vote to approve Greenhill’s named executive officer compensation.
Greenhill’s stockholders approved the non-binding, advisory vote on named executive officer compensation (“say-on-pay”) based upon the following final tabulation of votes:

For	Against	Abstain	Broker Non-Votes
13,353,968	1,794,785	13,156	2,459,418
Proposal 3 — Ratification of the selection of Ernst & Young LLP as Greenhill’s independent auditors for the fiscal year ending December 31, 2020.
Greenhill’s stockholders ratified the selection of Ernst & Young LLP as Greenhill’s independent auditors for the fiscal year ending December 31, 2020 based upon the following final tabulation of votes:

For	Against	Abstain	Broker Non-Votes
17,245,158	373,402	2,767	—
Proposal 4 — Stockholder Proposal — amendment of bylaws to allow for proxy access by shareholders with an aggregate of 3% of our stock owned continuously for 3 years.
Greenhill’s stockholders voted against the Stockholder Proposal to amend Greenhill’s bylaws to allow for proxy access by shareholders with an aggregate of 3% of our stock owned continuously for 3 years based upon the following final tabulation of votes:

For	Against	Abstain	Broker Non-Votes
4,471,867	10,680,754	9,288	2,459,418

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Greenhill & Co., Inc.

Date: April 24, 2020	By:	/s/ Gitanjali Pinto Faleiro
Name: Gitanjali Pinto Faleiro
Title: General Counsel & Corporate Secretary